Exhibit 10.3

AMENDMENT

TO

FEDEX CORPORATION

1995, 1997, 1999 AND 2002 STOCK INCENTIVE PLANS

AND

1995, 1997 AND 2001 RESTRICTED STOCK PLANS

Stock Incentive Plans

Effective with respect to options granted on or after September 28, 2003, paragraph 13 of the FedEx Corporation 1995 Stock Incentive Plan, as amended, and 1999 and 2002 Stock Incentive Plans and paragraph 14 of the FedEx Corporation 1997 Stock Incentive Plan, as amended, are hereby amended by designating the first sentence of each such paragraph as “(a) Changes in Capital.” and by deleting the remainder of each such paragraph and substituting in its place the following:

“(b)   Change of Control.  For purposes of the Plan, the term “Change of Control” means the occurrence of any of the following events following the effective date of the Plan:

(1)       Any “person” (as such term is used in Sections 13(d) and 14 of the Securities Exchange Act of 1934, as amended), other than (i) the Corporation, (ii) any subsidiary of the Corporation, (iii) any employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any subsidiary of the Corporation, (iv) any underwriter temporarily holding securities of the Corporation pursuant to an offering of such securities or (v) any person in connection with a transaction described in clauses (i), (ii) and (iii) of subparagraph(b)(2) below, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Corporation representing 30% or more of the total voting power of the Corporation’s then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Corporation in a transaction approved by a majority of the Incumbent Board (as defined below).

(2)       The consummation of a merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Corporation (a “Corporate Transaction”), unless:

(i)        the stockholders of the Corporation immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least 60% of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially all of the Corporation’s assets, the “Surviving Company”) or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Corporation immediately before such Corporate Transaction;

(ii)       the individuals who were members of the Board of Directors of the Corporation immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

(iii)      no person, other than (A) the Corporation, (B) any subsidiary of the Corporation, (C) any employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any subsidiary of the Corporation, (D) the Surviving Company, (E) any subsidiary or parent company of the Surviving Company, or (F) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Corporation representing 30% or more of the total voting power of the Corporation’s then outstanding voting securities, is the beneficial owner of 30% or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

(3)       The stockholders of the Corporation approve a complete liquidation or dissolution of the Corporation.

(4)       Directors who, as of the effective date of the Plan, constitute the Board of Directors of the Corporation (the “Incumbent Board”), cease to constitute at least a majority of the Board of Directors of the Corporation (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Corporation’s state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors of the Corporation subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of directors.

Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person (a “Subject Person”) becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Corporation as a result of the acquisition of voting securities by the Corporation which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Corporation, and after such acquisition by the Corporation, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to 30% or more of the total voting power, then a Change of Control will have occurred.

(c)     Effect of Change of Control.  Notwithstanding any other provision of the Plan, (1) upon a Change of Control, all outstanding options under the Plan shall become fully vested and immediately exercisable and (2) any participant in the Plan whose employment or directorship terminates following a Change of Control may exercise his or her stock options received under the Plan in full for a period ending on the earlier of the date of expiration of such stock option or the date which is twelve months after such termination of employment or directorship.

(d)     Deemed Change of Control.  If the Corporation enters into an agreement or series of agreements or the Board of Directors of the Corporation adopts a resolution that results in the occurrence of a Change of Control, and the employment or directorship of a participant in the Plan is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of the Change of Control, a Change of Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.”

Restricted Stock Plans

Effective with respect to shares awarded on or after September 28, 2003, paragraph 9 of the FedEx Corporation 1995 Restricted Stock Plan and 1997 and 2001 Restricted Stock Plans, as amended, is hereby amended by designating the first sentence of each such paragraph as “(a) Changes in Capital.” and by deleting the remainder of each such paragraph and substituting in its place the following:

“(b)   Change of Control.  For purposes of the Plan, the term “Change of Control” means the occurrence of any of the following events following the effective date of the Plan:

(1)       Any “person” (as such term is used in Sections 13(d) and 14 of the Securities Exchange Act of 1934, as amended), other than (i) the Corporation, (ii) any subsidiary of the Corporation, (iii) any employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any subsidiary of the Corporation, (iv) any underwriter temporarily holding securities of the Corporation pursuant to an offering of such securities or (v) any person in connection with a transaction described in clauses (i), (ii) and (iii) of subparagraph(b)(2) below, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Corporation representing 30% or more of the total voting power of the Corporation’s then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Corporation in a transaction approved by a majority of the Incumbent Board (as defined below).

(2)       The consummation of a merger, consolidation or reorganization with or into the Corporation or in which securities of the Corporation are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Corporation (a “Corporate Transaction”), unless:

(i)        the stockholders of the Corporation immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least 60% of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially all of the Corporation’s assets, the “Surviving Company”) or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Corporation immediately before such Corporate Transaction;

(ii)       the individuals who were members of the Board of Directors of the Corporation immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

(iii)      no person, other than (A) the Corporation, (B) any subsidiary of the Corporation, (C) any employee benefit plan (or a trust forming a part thereof) maintained by the Corporation or any subsidiary of the Corporation, (D) the Surviving Company, (E) any subsidiary or parent company of the Surviving Company, or (F) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Corporation representing 30% or more of the total voting power of the Corporation’s then outstanding voting securities, is the beneficial owner of 30% or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

(3)       The stockholders of the Corporation approve a complete liquidation or dissolution of the Corporation.

(4)       Directors who, as of the effective date of the Plan, constitute the Board of Directors of the Corporation (the “Incumbent Board”), cease to constitute at least a majority of the Board of Directors of the Corporation (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Corporation’s state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors of the Corporation subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of directors.

Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person (a “Subject Person”) becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Corporation as a result of the acquisition of voting securities by the Corporation which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Corporation, and after such acquisition by the Corporation, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to 30% or more of the total voting power, then a Change of Control will have occurred.

(c)     Effect of Change of Control.  Notwithstanding any other provision of the Plan:

(1)       in the event of a Change of Control as described in subparagraph (b)(2) above, as shall be determined by the Committee: (i) the stock certificates evidencing any restricted shares shall be canceled and the Corporation shall make a cash payment to those participants in an amount equal to the highest price per share received by the holders of the Corporation’s Common Stock in connection with such Change of Control multiplied by the number of restricted shares then held by such participant, with any non-cash consideration to be valued in good faith by the Committee; or (ii) the Restriction Periods with respect to all outstanding restricted shares shall immediately lapse; and

(2)       in the event of a Change of Control as described in subparagraphs (b)(1), (3) or (4) above, the Restriction Periods with respect to all outstanding restricted shares shall immediately lapse.

(d)     Deemed Change of Control.  If the Corporation enters into an agreement or series of agreements or the Board of Directors of the Corporation adopts a resolution that results in the occurrence of a Change of Control, and the employment of a participant in the Plan is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of the Change of Control, a Change of Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.”

Approved by the Compensation Committee on September 28, 2003